UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06083

Name of Registrant: Vanguard Ohio Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – May 31, 2013

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2013

Vanguard Ohio Tax-Exempt Funds

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

> After generally strong performance since early 2011, municipal bonds lost ground in the six months ended May 31, 2013.

> Vanguard Ohio Long-Term Tax-Exempt Fund returned –1.55% for the period, behind its benchmark but on par with the average return of Ohio peer funds.

> With short-term interest rates still anchored near zero by Federal Reserve policy, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.01%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Ohio Tax-Exempt Money Market Fund.	10
Ohio Long-Term Tax-Exempt Fund.	24
About Your Fund’s Expenses.	44
Trustees Approve Advisory Arrangement.	46
Glossary.	47

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Ohio Tax-Exempt Money Market Funds Average					0.00
Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Vanguard Ohio Long-Term Tax-Exempt Fund	2.36%	4.43%	1.72%	-3.27%	-1.55%
Barclays OH Municipal Bond Index					-1.01
Ohio Municipal Debt Funds Average					-1.55
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

7-day SEC yield for the Ohio Tax-Exempt Money Market Fund; 30-day SEC yield for the Ohio Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2012, Through May 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Ohio Long-Term Tax-Exempt Fund	$12.96	$12.51	$0.224	$0.027

Chairman’s Letter

Dear Shareholder,

Bond market returns were disappointing in the six months ended May 31. Gains early in 2013 were bookended by sell-offs in December and May. Questions about when the Federal Reserve might scale back its bond-buying stimulus program led interest rates to climb in the period’s closing weeks, making it the worst May for municipal bonds in more than two decades. Yields on intermediate and longer dated bonds rose sharply in contrast to a more modest upward move in the yields of shorter maturity bonds.

Against this backdrop, Vanguard Ohio Long-Term Tax-Exempt Fund returned –1.55% for the six months. Rising interest rates pushed down bond prices, producing a –3.27% capital return that was only partly offset by a 1.72% return from interest income.

The Long-Term Fund’s results lagged the benchmark index’s –1.01% return and was on par with the –1.55% average return of Ohio tax-exempt funds. Compared with the benchmark, the somewhat longer maturity of the fund’s holdings weighed on six-month performance.

The Ohio Tax-Exempt Money Market Fund returned 0.01% for the period, reflecting the Fed’s four-year-old policy of holding the shortest-term interest rates near zero.

As municipal bond prices fell, yields rose. (Bond prices and yields move in opposite directions.) The 30-day SEC yield for the Long-Term Fund increased from 2.13%

as of November 30, 2012, to 2.36% as of May 31. The Money Market Fund’s 7-day SEC yield was almost unchanged at 0.01%.

Please note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of May 31, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Bond returns retreated as yields jumped in May
Bonds, which had clung to a modestly positive return over the previous few months, dipped into negative territory in May. Rising home prices contributed to the sell-off. Comments by Fed Chairman Ben Bernanke also disconcerted investors; he told Congress that the central bank might decide in coming months to curtail its massive bond-buying program.

As a result, both the broad U.S. taxable bond market and the broad municipal market declined 1.1% for the six months ended May 31. The yield on the 10-year Treasury note closed the period at 2.11%, low by historical measures but considerably higher than the April-end yield of 1.67%.

Stocks were strong globally, but Japan’s market turned volatile
Stocks worldwide performed robustly over the half year despite giving back some gains in the period’s final weeks. The overall return was about 12%. U.S.

Market Barometer
			Total Returns
		Periods Ended May 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.05%	0.91%	5.50%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.09	3.05	5.70
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.25

Stocks
Russell 1000 Index (Large-caps)	16.68%	27.62%	5.57%
Russell 2000 Index (Small-caps)	20.60	31.07	7.15
Russell 3000 Index (Broad U.S. market)	16.97	27.88	5.69
MSCI All Country World Index ex USA (International)	8.11	25.79	-1.62

CPI
Consumer Price Index	1.18%	1.36%	1.46%

stocks, spared some of the international turbulence, increased nearly 17% as the economy slowly kept improving.

Developed markets stocks in the Pacific region returned about 14% and those in Europe about 10%, while emerging markets stocks crept up about 1%. Although Japanese equities climbed more than 20% for the period, they sank by more than 5% in May as Prime Minister Shinzo Abe’s economic recovery plan hit some unexpected bumps.

Joe Davis, Vanguard’s chief economist, recently noted that stimulative central bank policies in the United States, Japan, and Europe have affected financial markets substantially and “boosted investor and business psychology to some extent.” Central banks have engaged in bond-buying on a massive scale to hold down long-term interest rates and thus encourage business and consumer borrowing. Joe did voice concern that the “sheer size” of central bank actions may be distorting investors’ decisions and leading some to take undue risk.

Ohio state finances on better footing
Despite some well-publicized exceptions, such as in Detroit and Illinois (now the state with the lowest credit rating on its general obligation bonds), the finances of many state and local governments have continued to improve.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Ohio Tax-Exempt Money Market Fund	0.16%	0.19%
Ohio Long-Term Tax-Exempt Fund	0.16	1.07

The fund expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2013, the funds’ annualized expense ratios were: for the Ohio Tax-Exempt Money Market Fund, 0.15%; and for the Ohio Long-Term Tax-Exempt Fund, 0.16%. The six-month expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer groups: For the Ohio Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Funds; for the Ohio Long-Term Tax-Exempt Fund, Ohio Municipal Debt Funds.

This has largely been true in Ohio. Its manufacturing sector, one of the nation’s largest, is stabilizing, and jobs are being added in health care and retail. For more than two years, Ohio’s unemployment rate has bettered the nation’s. Ohio’s total state tax revenues, which increased about 11% in the first calendar quarter of 2013 compared with the same period in 2012 (based on preliminary estimates from the Nelson A. Rockefeller Institute of Government). In addition, the state’s finances, with a tradition of conservative budgeting, have been helped by the significant replenishment of its rainy day fund during the reporting period.

Investment insight

What might tax-exempt bonds return in the future?
It’s often said that a bond’s current yield to maturity—its rate of return if held until the bond matures—is a good indicator of the total return you will realize on the bond.
The chart below compares the historical yields of municipal bonds nationwide (the dotted line) with their average total return over the succeeding ten years (the solid line) to show how closely they’ve tracked each other in the past. (In other words, the data point on the solid line for December 31, 2002, represents the average annual return for the ten years ended December 31, 2012.) At the close of the period, municipal bond yields hovered near historical lows, suggesting that future returns will be much more modest than those earned in recent years.

The Ohio Long-Term Tax Exempt Fund fell behind its benchmark for the six months. As interest rates rose, the fund’s relative overweight to intermediate- and longer-maturity bonds (10 to 20 years) restrained its return.

Bonds remain a key element of a diversified portfolio
The bond market enjoyed decades of robust returns against a backdrop of falling interest rates, tame inflation, and, at times, investors’ search for a safe harbor from stock market volatility.

But those hoping to see this happen again soon are likely to be disappointed. Although yields have ticked up of late, they are still not far off historical lows. This doesn’t just mean that bonds are generating modest income; it also means that there’s little room for them to appreciate in price, because yields and prices move in opposite directions. And if interest rates rise substantially, bonds may well deliver more negative returns—as many did in the last six months.

Although reducing your bond allocation and waiting in the wings might seem prudent, there are good reasons to think twice before making any abrupt shifts in your portfolio. Research has shown that trying to time the markets—in this case, to make the right calls on when to get out of bonds and when to get back into them—doesn’t often work out well.

Keep in mind, too, that reducing the amount of bonds in an otherwise well-balanced portfolio inevitably increases your volatility risk. That’s because the bond component plays an essential role in helping to cushion the impact of volatility in the stock component, especially during steep downturns in the equity market.

That point was made in a recent Vanguard research paper examining the impact of low bond returns on a balanced portfolio. “The diversification benefits of bonds in a stock/bond portfolio will likely persist,” authors Francis Kinniry and Brian Scott wrote. “This feature, more than projected returns, justifies a strategic allocation to bonds.” (You can find the full report, Reducing Bonds? Proceed With Caution, at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 14, 2013

Advisor’s Report

For the six months ended May 31, 2013, Vanguard Ohio Tax-Exempt Money Market Fund returned 0.01%, compared with the average 0.00% return of peer-group funds. Vanguard Ohio Long-Term Tax-Exempt Fund returned –1.55%. The Long-Term Fund lagged its benchmark, the Barclays Ohio Municipal Bond Index, which returned –1.01%, but finished about even with the –1.55% average return of its peers.

The investment environment
The fiscal half year was difficult for the municipal bond market, primarily because of investor skittishness at the start and end of the period. In late May, Federal Reserve Chairman Ben Bernanke told Congress that the Fed might decide in the coming months to scale back its stimulative program of buying $85 billion a month of U.S. Treasury bonds and mortgage-backed securities.

Although the chairman’s brief remark was ambiguous—no specific timetable, amounts, targets, or economic trigger points were mentioned—many bond investors reacted negatively. In the municipal market, yields, especially those of longer-term bonds, rose sharply, and prices, which move inversely to changes in yields, fell substantially. The downdraft was surprising because May has historically been a good month for municipal bonds as a result of seasonal supply-and-demand factors. (Shortly after our reporting period ended, Mr. Bernanke was more expansive. He said that the Fed

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)

	November 30,	May 31,
Maturity	2012	2013
2 years	0.30%	0.29%
5 years	0.64	0.94
10 years	1.47	2.09
30 years	2.47	3.24
Source: Vanguard.

could start scaling back bond purchases later in 2013, possibly ending the program by mid-2014.)

The bond market in May mirrored that of December, when investors were unnerved by the potential economic consequences associated with the “fiscal cliff” negotiations and by a proposal to curb the federal tax exemption on municipal bond income. Municipal bond returns recovered somewhat, despite some March volatility, only to run into the May jitters.

The Fed’s bond actions have aimed to reduce the yields of longer- and intermediate-term bonds. Its parallel policy for short-term interest rates, in place since December 2008, has maintained a target for the federal funds rate between 0% and 0.25%. This, of course, is why the yields of Vanguard Ohio Tax-Exempt Money Market Fund and other money market funds remain suppressed. The central bank is expected to keep short-term rates ultra low until the stubbornly high unemployment rate falls significantly.

In light of those policies, yield-starved investors had been willing to take on more risk. That included buying bonds with longer maturities (especially those with call features) and lower credit quality. May’s plummet in prices and increases in yield affected longer-maturity bonds the most because of their greater sensitivity to rate increases. Lower-quality bonds continued to outperform those of higher quality, producing positive, though not stellar, returns during the half year.

For bond issuers, low interest rates are a different story. Such rates have enabled state and local governments to refinance outstanding higher-cost debt and reduce the debt-service burden on stressed budgets, though there are signs that this tactic may be running its course. They also make the financing of new projects less costly. Ohio and other issuers, however, have been approaching these “new money” bonds cautiously because they are still shoring up their finances in the wake of the Great Recession. State and local governments typically lag in the recovery from recessions, and this latest slump was unusually severe.

Even so, a recovery is proceeding. One gauge is the Philadelphia Federal Reserve Bank’s index of coincident economic indicators. For each state, the index incorporates payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary disbursements. From the recession’s trough, Ohio’s index has risen substantially higher (14%) than the nation’s as a whole (9%).

Management of the funds
In an effort to maximize risk-adjusted returns for the Ohio Long-Term Tax- Exempt Fund at a time of protracted low rates, we have been emphasizing bonds with maturities of 10 to 20 years, a strategy that has helped for some time. This worked against the fund during the period, though, because yields rose the most for bonds with maturities of ten years or greater. This overweight to intermediate- and longer-term bonds, combined with the underweight to bonds with maturities under 5 years. Some of the latter bonds experienced smaller yield increases (and smaller price declines).

In Ohio, overall bond issuance has increased significantly, driven by a handful of large issues. The new issues allowed us to add exposure to maturities beyond 10 years and to further diversify the portfolio. Notable purchases during the period included a general-obligation bond issued by the city of Columbus and bonds related to the state’s sale/leaseback of its liquor distribution system.

As you would expect, the Fed’s tight lid on short-term interest rates presented yet another challenge for the Money Market Fund. Nevertheless, we were able to improve returns using several relative value and income strategies involving credit sectors, security selection, and structural opportunities.

A look ahead
As the economy improves and the Fed eventually tapers off its bond-buying program, we expect interest rates to become more volatile. Investors are likely to keep reaching for yield, especially if short-term rates remain near zero. We expect lower-quality bonds to continue to outperform but ultimately become overvalued; accordingly, we plan gradually to reduce our exposure to them.

We still favor sectors, such as health care, that provide relative value opportunities. Even if today’s low yields persist, we are confident that our deep bench of analysts, traders, and portfolio managers can keep adding value to the funds.

Marlin G. Brown, Portfolio Manager

Justin A. Schwartz, CFA, Portfolio Manager

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

June 19, 2013

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of May 31, 2013

Financial Attributes
Ticker Symbol	VOHXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	27 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratio was 0.15%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013
		Ohio Tax-Exempt
		Money Market
		Funds Average
Fiscal Year	Total Returns	Total Returns
2003	0.95%	0.55%
2004	1.06	0.59
2005	2.21	1.73
2006	3.30	2.84
2007	3.63	3.14
2008	2.40	2.05
2009	0.56	0.31
2010	0.15	0.03
2011	0.09	0.00
2012	0.05	0.00
2013	0.01	0.00

7-day SEC yield (5/31/2013): 0.01% Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Ohio Tax-Exempt Money Market
Fund	6/18/1990	0.05%	0.46%	1.40%

See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.8%)
Ohio (99.8%)
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/13 (Prere.)	6,300	6,452
Akron OH Income Tax Revenue BAN	1.125%	11/14/13	1,500	1,505
Akron OH Income Tax Revenue BAN	1.125%	3/13/14	1,600	1,609
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.070%	6/7/13 LOC	4,800	4,800
Avon OH BAN	1.000%	6/27/13	3,000	3,001
Bowling Green OH State University Revenue	5.250%	6/7/13 (Prere.)	1,345	1,345
Butler County OH BAN	0.400%	8/1/13	2,000	2,000
Cincinnati OH City School District GO	5.000%	12/1/13 (Prere.)	1,625	1,664
1 Cincinnati OH City School District GO TOB VRDO	0.120%	6/7/13	12,235	12,235
1 Cincinnati OH City School District GO TOB VRDO	0.130%	6/7/13	5,000	5,000
Cincinnati OH GO	2.000%	12/1/13	1,120	1,130
1 Cleveland OH Water Works Revenue TOB VRDO	0.090%	6/7/13	7,420	7,420
1 Cleveland OH Water Works Revenue TOB VRDO	0.120%	6/7/13	9,950	9,950
Cleveland OH Water Works Revenue VRDO	0.150%	6/7/13 LOC	2,500	2,500
Cleveland State University OH Revenue	5.000%	6/7/13 (Prere.)	1,190	1,190
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.130%	6/7/13 LOC	2,445	2,445
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of
Art Project) VRDO	0.120%	6/7/13	5,810	5,810
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of
Art Project) VRDO	0.120%	6/7/13	2,400	2,400
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of
Art Project) VRDO	0.120%	6/7/13	7,115	7,115
Cleveland-Cuyahoga County OH Port Authority
Revenue (Euclid Avenue Housing Corp.
Project) VRDO	0.130%	6/7/13 LOC	2,750	2,750
Columbus OH BAN	1.500%	11/21/13	2,750	2,767
Columbus OH GO	1.250%	6/7/13	340	340
Columbus OH GO	5.000%	7/1/13	3,340	3,353

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Columbus OH GO TOB VRDO	0.140%	6/7/13	4,360	4,360
Columbus OH GO VRDO	0.100%	6/7/13	5,575	5,575
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded
Asset Program) VRDO	0.120%	6/7/13 LOC	3,445	3,445
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded
Asset Program) VRDO	0.120%	6/7/13 LOC	2,995	2,995
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded
Asset Program) VRDO	0.120%	6/7/13 LOC	5,340	5,340
1 Columbus OH Sewer Revenue TOB VRDO	0.120%	6/7/13	4,945	4,945
Columbus OH Sewer Revenue VRDO	0.100%	6/7/13	5,465	5,465
Cuyahoga County OH Economic Development
Revenue (Cleveland Hearing & Speech) VRDO	0.140%	6/7/13 LOC	4,540	4,540
Cuyahoga County OH Housing Revenue VRDO	0.120%	6/7/13 LOC	6,935	6,935
Cuyahoga County OH Revenue	5.750%	7/1/13 (Prere.)	1,960	1,969
Cuyahoga County OH Revenue	6.000%	7/1/13 (Prere.)	1,465	1,472
Cuyahoga County OH Revenue (Cleveland Clinic)	5.750%	7/1/13 (Prere.)	2,040	2,049
Cuyahoga County OH Revenue (Cleveland Clinic)	6.000%	7/1/13 (Prere.)	1,155	1,160
Cuyahoga County OH Revenue (Cleveland Clinic)	6.000%	7/1/13 (Prere.)	3,520	3,537
Cuyahoga County OH Revenue (Cleveland Clinic)	6.000%	7/1/13 (Prere.)	4,380	4,401
Cuyahoga County OH Revenue (Cleveland Clinic)	6.000%	7/1/13 (Prere.)	2,450	2,462
Cuyahoga Falls OH BAN	1.000%	12/5/13	2,400	2,407
Dayton OH City School District GO	1.500%	11/1/13	7,095	7,132
Deerfield Township OH BAN	1.000%	10/30/13	2,580	2,587
Euclid OH BAN	1.250%	6/13/13	1,570	1,570
Franklin County OH Hospital Facilities Revenue
(Doctors OhioHealth Corp.) VRDO	0.150%	6/7/13 LOC	6,100	6,100
1 Franklin County OH Hospital Facilities Revenue
(Nationwide Children’s Hospital Project)
TOB VRDO	0.120%	6/7/13	7,180	7,180
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) VRDO	0.130%	6/7/13	3,400	3,400
1 Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) TOB VRDO	0.130%	6/7/13	8,740	8,740
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) VRDO	0.130%	6/7/13	1,300	1,300
Franklin County OH Hospital Revenue
(Holy Cross Health System) VRDO	0.090%	6/7/13	1,800	1,800
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.120%	6/7/13	6,715	6,715
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.120%	6/7/13	5,400	5,400
Green OH BAN	0.750%	6/19/13	1,475	1,475
1 Hamilton County OH Economic Development
Revenue TOB VRDO	0.120%	6/7/13 LOC	3,005	3,005
Hamilton County OH Health Care Facilities
Revenue (The Children’s Home of
Cincinnati) VRDO	0.120%	6/7/13 LOC	3,265	3,265
Hamilton OH BAN	1.125%	10/3/13	2,400	2,404
2 Huber Heights OH BAN	1.125%	11/8/13	2,000	2,006
Jackson OH Local School District Stark &
Summit Counties GO	5.000%	6/1/14 (Prere.)	1,000	1,047

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kenston OH Local School District GO	5.000%	6/7/13 (Prere.)	1,000	1,000
Kent OH BAN	1.000%	10/8/13	1,750	1,754
Lake County OH BAN	1.000%	7/23/13	2,760	2,762
Lakewood OH BAN	1.000%	4/15/14	1,610	1,619
1 Lakewood OH City School District GO TOB VRDO	0.140%	6/7/13	3,825	3,825
Lancaster Port Authority Ohio Gas Revenue VRDO	0.120%	6/7/13	18,400	18,400
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.130%	6/7/13	5,000	5,000
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.190%	6/7/13	10,000	10,000
Lorain County OH Port Authority Educational
Facilities Revenue (St. Ignatius High School
Project) VRDO	0.140%	6/7/13 LOC	1,650	1,650
Lucas County OH BAN	1.000%	7/18/13	2,550	2,552
Marysville OH BAN	1.500%	5/29/14	1,900	1,920
Mason OH City School District BAN	1.500%	1/30/14	3,000	3,025
Middletown OH Hospital Facilities Revenue
(Atrium Medical Center) VRDO	0.160%	6/7/13 LOC	5,855	5,855
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.130%	6/7/13	1,300	1,300
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.140%	6/7/13	3,990	3,990
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.140%	6/7/13	4,000	4,000
1 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.150%	6/7/13	2,735	2,735
Montgomery County OH Revenue
(Catholic Health Initiatives) VRDO	0.120%	6/7/13	7,200	7,200
Montgomery County OH Revenue
(Catholic Health Initiatives) VRDO	0.140%	6/7/13	100	100
1 Montgomery County OH Revenue
(Miami Valley Hospital) TOB VRDO	0.140%	6/7/13	7,500	7,500
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.050%	6/7/13	7,690	7,690
1 Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement) TOB VRDO	0.120%	6/7/13	6,800	6,800
1 Northeast OH Regional Sewer District Revenue
TOB VRDO	0.140%	6/7/13	3,750	3,750
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Nuclear Generation Corp. Project) VRDO	0.080%	6/7/13 LOC	2,400	2,400
1 Ohio Air Quality Development Authority
Revenue (Dayton Power & Light Co. Project)
TOB VRDO	0.180%	6/7/13 (13)	13,320	13,320
Ohio Air Quality Development Authority
Revenue (Dayton Power & Light Co.
Project) VRDO	0.130%	6/7/13 LOC	6,500	6,500
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp.
Project) VRDO	0.100%	6/7/13 LOC	5,000	5,000
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp.
Project) VRDO	0.100%	6/7/13 LOC	14,650	14,650

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp.
Project) VRDO	0.110%	6/7/13 LOC	5,000	5,000
Ohio Common Schools GO VRDO	0.100%	6/7/13	5,000	5,000
Ohio Common Schools GO VRDO	0.100%	6/7/13	1,220	1,220
Ohio Conservation Projects GO	5.000%	3/1/14 (Prere.)	1,425	1,476
Ohio GO VRDO	0.100%	6/7/13	985	985
Ohio GO VRDO	0.100%	6/7/13	3,500	3,500
Ohio GO VRDO	0.100%	6/7/13	1,100	1,100
1 Ohio Higher Education GO TOB VRDO	0.120%	6/7/13	16,945	16,945
Ohio Higher Educational Facility
Commission Revenue (Case Western Reserve
University Project) CP	0.180%	8/1/13	7,000	7,000
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/7/13 LOC	7,100	7,100
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/7/13 LOC	5,755	5,755
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.050%	6/7/13	3,000	3,000
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.050%	6/7/13	1,225	1,225
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.100%	6/7/13	8,000	8,000
Ohio Higher Educational Facility Commission
Revenue (Marietta College Project) VRDO	0.130%	6/7/13 LOC	2,710	2,710
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project) VRDO	0.120%	6/7/13	1,800	1,800
1 Ohio Higher Educational Facility Commission
Revenue (University Hospitals Health
System Inc.) TOB VRDO	0.140%	6/7/13 (13)	5,000	5,000
1 Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)
TOB VRDO	0.120%	6/7/13 LOC	2,435	2,435
Ohio Higher Educational Facility Revenue
(Ohio Dominican University) VRDO	0.130%	6/7/13 LOC	9,155	9,155
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.080%	6/7/13	3,100	3,100
1 Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group) TOB VRDO	0.080%	6/7/13	2,425	2,425
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.120%	6/7/13	12,305	12,305
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.120%	6/7/13	13,000	13,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.130%	6/7/13	3,240	3,240
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.130%	6/7/13	10,000	10,000
Ohio Housing Finance Agency Residential
Mortgage Revenue VRDO	0.140%	6/7/13	4,900	4,900

Ohio Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ohio Housing Finance Agency Residential
	Mortgage Revenue VRDO	0.140%	6/7/13	5,000	5,000
	Ohio Infrastructure Improvement GO VRDO	0.100%	6/7/13	2,300	2,300
	Ohio Major New State Infrastructure
	Project Revenue	5.000%	6/15/13	4,960	4,969
	Ohio State University General Receipts
	Revenue CP	0.160%	6/11/13	7,790	7,790
	Ohio State University General Receipts
	Revenue CP	0.160%	6/12/13	8,200	8,200
	Ohio State University General Receipts
	Revenue CP	0.170%	7/11/13	8,000	8,000
	Ohio Water Development Authority Pollution
	Control Revenue (FirstEnergy Nuclear
	Generation Corp. Project) VRDO	0.070%	6/7/13 LOC	2,800	2,800
	Ohio Water Development Authority Pollution
	Control Revenue (FirstEnergy Nuclear
	Generation Corp. Project) VRDO	0.130%	6/7/13 LOC	7,450	7,450
	Ohio Water Development Authority Pollution
	Control Revenue (Water Quality)	4.000%	12/1/13	1,000	1,019
	Ohio Water Development Authority Pollution
	Control Revenue (Water Quality)	5.000%	12/1/13	1,000	1,024
	Ohio Water Development Authority Revenue
	(FirstEnergy Nuclear Generation Corp.
	Project) VRDO	0.110%	6/7/13 LOC	6,700	6,700
1	Olentangy OH School District GO TOB VRDO	0.120%	6/7/13 LOC	2,840	2,840
1	South-Western City OH School District
	GO TOB VRDO	0.120%	6/7/13	4,510	4,510
	Stow OH BAN	1.000%	5/2/14	2,700	2,718
	Toledo-Lucas County OH Port Authority Airport
	Development Revenue (FlightSafety
	International Inc.) VRDO	0.130%	6/7/13	11,450	11,450
	University of Cincinnati OH BAN	1.500%	5/9/14	4,000	4,046
	University of Cincinnati OH Revenue	5.000%	6/7/13 (Prere.)	1,000	1,000
	Warren OH Health Care Facilities Improvement
	Revenue (Otterbein Homes Project) VRDO	0.130%	6/7/13 LOC	2,000	2,000
	Warren OH Health Care Facilities Improvement
	Revenue (Otterbein Homes Project) VRDO	0.130%	6/7/13 LOC	2,840	2,840
					587,293
Puerto Rico (1.0%)
1	Puerto Rico Sales Tax Financing Corp.
	Revenue TOB VRDO	0.120%	6/7/13	5,750	5,750
Total Tax-Exempt Municipal Bonds (Cost $593,043)					593,043
Other Assets and Liabilities (-0.8%)
Other Assets					4,766
Liabilities					(9,555)
					(4,789)
Net Assets (100%)
Applicable to 588,100,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					588,254
Net Asset Value Per Share					$1.00

Ohio Tax-Exempt Money Market Fund

At May 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	588,260
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(6)
Net Assets	588,254

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $168,060,000, representing 28.6% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Interest	491
Total Income	491
Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative	305
Marketing and Distribution	87
Custodian Fees	6
Shareholders’ Reports	2
Total Expenses	471
Expense Reduction—Note B	(40)
Net Expenses	431
Net Investment Income	60
Net Increase (Decrease) in Net Assets Resulting from Operations	60

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60	334
Realized Net Gain (Loss)	—	(9)
Net Increase (Decrease) in Net Assets Resulting from Operations	60	325
Distributions
Net Investment Income	(60)	(334)
Realized Capital Gain	—	—
Total Distributions	(60)	(334)
Capital Share Transactions (at $1.00)
Issued	195,540	350,136
Issued in Lieu of Cash Distributions	56	312
Redeemed	(216,381)	(427,382)
Net Increase (Decrease) from Capital Share Transactions	(20,785)	(76,934)
Total Increase (Decrease)	(20,785)	(76,943)
Net Assets
Beginning of Period	609,039	685,982
End of Period	588,254	609,039

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 0001	. 0005	. 001	. 002	. 006	. 024
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	. 0001	. 0005	. 001	. 002	. 006	. 024
Distributions
Dividends from Net Investment Income	(. 0001)	(. 0005)	(. 001)	(. 002)	(. 006)	(. 024)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 0001)	(. 0005)	(. 001)	(. 002)	(. 006)	(. 024)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.05%	0.09%	0.15%	0.56%	2.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$588	$609	$686	$786	$947	$1,096
Ratio of Expenses to
Average Net Assets	0.15%[2]	0.16%	0.17%	0.17%	0.17%[3]	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.05%	0.09%	0.15%	0.57%	2.38%

The expense ratio and net income ratio for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16%. See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $72,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended May 31, 2013, Vanguard’s expenses were reduced by $40,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Ohio Tax-Exempt Money Market Fund

At May 31, 2013, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2013

Financial Attributes

		Barclays
		OH	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	293	1,355	46,973
Yield to Maturity
(before expenses)	2.7%	2.3%	2.3%
Average Coupon	4.9%	4.9%	4.9%
Average Duration	6.8 years	7.3 years	7.1 years
Average Effective
Maturity	6.5 years	6.1 years	6.0 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.36%	—	—
Short-Term
Reserves	5.3%	—	—

Volatility Measures
		Barclays
	Barclays OH	Municipal
	Muni Bond	Bond
	Index	Index
R-Squared	0.94	0.98
Beta	1.13	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		6.3%
1 - 3 Years		8.9
3 - 5 Years		21.2
5 - 10 Years		55.9
10 - 20 Years		6.7
20 - 30 Years		0.3
Over 30 Years		0.7

Distribution by Credit Quality (% of portfolio)
AAA		7.9%
AA		57.4
A		24.3
BBB		8.2
B		0.7
Not Rated		1.5

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratio was 0.16%.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013
				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.62%	2.82%	7.44%	6.52%
2004	4.47	-0.96	3.51	3.63
2005	4.36	-1.16	3.20	3.56
2006	4.53	1.60	6.13	5.73
2007	4.32	-1.61	2.71	2.64
2008	4.13	-7.74	-3.61	-6.73
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28
2013	1.72	-3.27	-1.55	-1.01
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	5.84%	5.85%	4.29%	0.47%	4.76%

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.9%)
Ohio (99.8%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/32	2,000	2,173
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/38	5,000	5,403
Akron OH Bath & Copley Joint Township Hospital
District Revenue (Children’s Hospital Medical
Center of Akron)	5.000%	11/15/42	1,000	1,071
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/28	4,000	4,593
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,000	4,521
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	9,625	10,378
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	3,200	3,455
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/24	3,500	4,057
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/31	5,500	6,092
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/37	2,500	2,719
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/42	10,000	10,774
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/23	4,000	4,493
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/24	1,215	1,354
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/38	17,375	18,473
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.750%	2/15/39 (12)	4,500	5,032
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC -
State University Project)	5.750%	6/1/31	2,000	2,225

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bowling Green State University
Ohio Student Housing Revenue (CFP I LLC -
State University Project)	6.000%	6/1/45	2,000	2,205
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	5.875%	6/1/47	5,760	5,197
Buckeye Tobacco Settlement Financing
Authority Ohio Revenue	6.500%	6/1/47	2,500	2,427
Butler County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical
Center Project)	5.000%	5/15/31 (14)	5,000	5,131
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	6.375%	4/1/36	1,350	1,607
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	5.625%	4/1/41	2,000	2,219
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	6,500	7,012
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	4,160	4,526
Butler County OH Waterworks Revenue	5.250%	12/1/21 (2)	4,000	4,365
Central OH Solid Waste Authority Revenue	5.000%	12/1/18	1,500	1,797
Central OH Solid Waste Authority Revenue	5.000%	12/1/19	1,310	1,580
Cincinnati OH City School District COP	5.000%	12/15/23 (4)	1,620	1,834
Cincinnati OH City School District COP	5.000%	12/15/32 (4)	2,000	2,191
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,457
Cincinnati OH City School District GO	5.250%	12/1/28 (14)	4,000	4,996
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	3,705	4,671
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,786
Cincinnati OH Economic Development
Revenue (Baldwin 300 Project)	4.875%	11/1/38	7,870	8,289
Cincinnati OH GO	5.000%	12/1/24	1,090	1,268
Cincinnati OH GO	5.000%	12/1/26	2,605	2,992
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,809
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,000	1,145
Cincinnati OH Water System Revenue	5.000%	12/1/32	1,000	1,141
Cincinnati OH Water System Revenue	5.000%	12/1/36	3,025	3,396
Cincinnati OH Water System Revenue	5.000%	12/1/37	2,000	2,242
Cleveland OH Airport System Revenue	5.000%	1/1/28	2,530	2,805
Cleveland OH Airport System Revenue	5.000%	1/1/31 (4)	7,000	7,519
Cleveland OH GO	5.000%	10/1/15 (Prere.)	2,920	3,228
Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,720
Cleveland OH Income Tax Revenue	5.000%	10/1/29 (12)	7,180	7,871
Cleveland OH Municipal School District GO	5.000%	12/1/25	1,845	2,185
Cleveland OH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,387
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	2,741
Cleveland OH Water Revenue	5.000%	1/1/27	2,000	2,280
Cleveland OH Water Revenue	5.000%	1/1/42	3,000	3,315
Cleveland OH Water Works Revenue	5.500%	1/1/21 (14)	9,635	11,631
Cleveland State University Ohio General
Receipts Revenue	5.250%	6/1/14 (Prere.)	2,825	2,965
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/25	2,000	2,302
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/26	2,000	2,284

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/27	2,000	2,271
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/30 (14)	3,000	3,295
Cleveland-Cuyahoga County OH Port Authority
Revenue (Carnegie/89th Garage & Service
Center LLC Project) VRDO	0.130%	6/7/13 LOC	2,000	2,000
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art Project)	5.000%	10/1/19	6,000	7,183
Cleveland-Cuyahoga County OH Port Authority
Revenue (Cleveland Museum of Art
Project) VRDO	0.120%	6/7/13	6,000	6,000
Columbus OH City School District GO	4.500%	12/1/29	3,000	3,222
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/22	1,545	1,769
Columbus OH GO	5.000%	9/1/16	4,225	4,830
Columbus OH GO	5.000%	6/1/19	3,000	3,636
Columbus OH GO	5.000%	7/1/24	1,000	1,218
Columbus OH GO	5.000%	2/15/25	1,800	2,182
Columbus OH GO	5.000%	7/1/25	1,400	1,685
Columbus OH GO	5.000%	8/15/26	2,000	2,424
Columbus OH GO	5.000%	7/1/27	2,000	2,338
1 Columbus OH GO	5.000%	7/1/30	2,500	2,942
1 Columbus OH GO	5.000%	7/1/31	1,185	1,387
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/24	1,320	1,540
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/25	1,000	1,158
Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset
Program) VRDO	0.120%	6/7/13 LOC	3,565	3,565
Columbus OH Sewer Revenue	5.000%	6/1/28	4,005	4,550
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/19	7,000	8,303
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/24	4,000	4,607
Erie County OH Hospital Facilities Revenue
(Firelands Regional Medical Center)	5.250%	8/15/46	6,080	6,375
Fairfield County OH Hospital Facilities Revenue
(Lancaster-Fairfield Community Hospital)	5.375%	6/15/15 (14)	2,050	2,160
Franklin County OH GO	5.000%	12/1/31	6,885	7,710
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	3,080
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/31	5,000	5,689
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	11/15/36	3,640	3,997
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	4.750%	11/1/28	1,500	1,614
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/34	1,500	1,628
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/42	3,500	3,821

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Franklin County OH Revenue
(Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,335
Franklin County OH Revenue
(Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,788
Gallia County OH Local School District GO	5.000%	12/1/30 (4)	5,000	5,394
Gallia County OH Local School District GO	5.000%	12/1/33 (4)	3,500	3,767
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated
Group Project)	5.375%	4/1/34	2,500	2,689
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated
Group Project)	5.500%	4/1/39	2,500	2,692
Greene County OH Sewer System Revenue	5.000%	12/1/23 (4)	4,695	5,164
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/20 (14)	1,185	1,240
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/21 (14)	1,245	1,302
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/23 (14)	1,380	1,445
Hamilton County OH Convention Center
Facilities Authority Revenue	5.250%	12/1/24 (14)	185	194
Hamilton County OH Economic Development
Revenue (King Highland Community Urban
Redevelopment Corp. - University of Cincinnati
Lessee Project)	5.250%	6/1/28 (14)	7,290	7,995
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,000	3,295
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	3,500	3,673
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,837
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,063
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,055
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital)	5.500%	5/15/19 (14)	2,865	2,952
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital)	5.500%	5/15/20 (14)	3,020	3,105
Hamilton County OH Sales Tax Revenue	5.000%	12/1/26 (2)	5,000	5,453
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,444
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32 (4)	9,700	10,483
Hamilton County OH Sewer System Revenue	5.000%	12/1/31 (14)	5,300	5,872
Hamilton OH City School District GO	5.000%	12/1/28 (4)	5,000	5,549
Hamilton OH City School District GO	5.000%	12/1/34 (4)	2,250	2,407
Hilliard OH School District GO	5.000%	12/1/15 (Prere.)	2,895	3,218
Huron County OH Hospital Facilities
Improvement Revenue (Fisher-Titus
Medical Center)	5.250%	12/1/37	3,000	3,127
JobsOhio Beverage System Statewide
Liquor Profits Revenue	5.000%	1/1/38	19,250	20,993
Kent State University OH Revenue	5.000%	5/1/37	4,060	4,480
Kent State University OH Revenue	5.000%	5/1/42	6,750	7,390
Lorain County OH Community College District
General Revenue	5.000%	12/1/41	4,520	4,957

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/15 (4)	5,200	5,588
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,299
2 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.190%	6/7/13	4,995	4,995
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/23	1,000	1,153
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/30	2,500	2,741
Lucas County OH GO	5.000%	10/1/40	1,500	1,602
Lucas County OH Hospital Revenue	5.000%	11/15/38	5,000	5,377
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.000%	11/15/26	2,000	2,272
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/27	2,000	2,298
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,584
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,464
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.000%	11/15/41	2,530	3,002
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	2,095	2,299
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	2,035	2,233
Marysville OH Exempt Village School District COP	5.250%	6/1/15 (Prere.)	2,140	2,348
Marysville OH Wastewater Treatment
System Revenue	5.000%	12/1/31 (10)	2,720	2,965
Mason OH City School District School
Improvement GO	5.000%	6/1/17 (Prere.)	1,000	1,166
Medina OH School District COP	5.250%	12/1/37 (12)	7,210	8,019
Miami University of Ohio General
Receipts Revenue	5.250%	12/1/13 (Prere.)	2,000	2,050
Miami University of Ohio General
Receipts Revenue	5.000%	9/1/31	2,000	2,268
Miami University of Ohio General
Receipts Revenue	5.000%	9/1/36	2,000	2,231
Middleburg Heights OH Hospital
Revenue (Southwest General)	5.125%	8/1/31	1,250	1,353
Middleburg Heights OH Hospital
Revenue (Southwest General)	5.250%	8/1/41	1,000	1,086
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,353
Middletown OH City School District GO	5.000%	12/1/23 (4)	5,345	6,047
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	5/1/30	7,630	7,848
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	5/1/39	5,000	5,356
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	10/1/41 (4)	5,000	5,216
2 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.130%	6/7/13	1,100	1,100
2 Montgomery County OH Revenue
(Catholic Health Initiatives) TOB VRDO	0.150%	6/7/13	1,000	1,000

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Montgomery County OH Revenue
(Miami Valley Hospital)	5.750%	11/15/23	1,000	1,204
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.050%	6/3/13	1,800	1,800
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.050%	6/3/13	3,800	3,800
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.060%	6/3/13	2,750	2,750
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/32	4,685	5,412
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/38	3,000	3,392
Ohio Air Quality Development Authority
Pollution Control Revenue
(FirstEnergy Generation Corp. Project)	5.625%	6/1/18	7,000	8,104
Ohio Air Quality Development Authority
Pollution Control Revenue
(FirstEnergy Generation Corp. Project) PUT	5.875%	6/1/16	6,000	6,674
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.080%	6/3/13 LOC	3,000	3,000
Ohio Air Quality Development Authority Revenue
(Columbus Southern Power Co. Project)	5.800%	12/1/38	2,000	2,242
Ohio Air Quality Development Authority Revenue
(Columbus Southern Power Co. Project) PUT	3.875%	6/1/14	3,000	3,075
Ohio Air Quality Development Authority Revenue
(FirstEnergy Generation Corp. Project)	5.700%	8/1/20	6,000	7,075
2 Ohio Air Quality Development Authority Revenue
(FirstEnergy Generation Corp. Project)
TOB VRDO	0.130%	6/7/13	2,000	2,000
Ohio Air Quality Development Authority Revenue
(Ohio Power Co. Project) PUT	3.250%	6/2/14	7,000	7,131
Ohio Building Authority Revenue
(Administration Building Fund)	5.000%	10/1/23	2,000	2,340
Ohio Building Authority Revenue
(Highway Safety Building)	5.000%	10/1/17	1,040	1,216
Ohio Building Authority Revenue
(Highway Safety Building)	5.000%	10/1/20	1,265	1,535
Ohio Capital Facilities Lease
Appropriation Revenue	5.000%	10/1/23	1,250	1,502
Ohio Capital Facilities Lease
Appropriation Revenue	5.000%	10/1/24	1,000	1,192
Ohio Common Schools GO	5.000%	6/15/14 (Prere.)	8,000	8,393
Ohio Common Schools GO	5.000%	9/15/21	1,920	2,355
Ohio Common Schools GO	5.000%	3/15/24	4,410	5,278
Ohio Common Schools GO VRDO	0.100%	6/7/13	1,515	1,515
Ohio GO	5.000%	9/15/22	5,000	6,159
Ohio GO	5.000%	8/1/23	7,415	9,162
Ohio GO	5.000%	8/1/24	2,000	2,489
Ohio GO	5.000%	8/1/24	9,900	12,299
Ohio GO	5.000%	2/1/30	4,000	4,607
Ohio GO	5.000%	4/1/30	1,770	2,024
Ohio GO	5.000%	2/1/31	4,500	5,161
Ohio GO	5.000%	4/1/31	1,230	1,402
Ohio GO VRDO	0.100%	6/7/13	3,700	3,700

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Higher Education GO	5.000%	8/1/21	8,000	9,799
Ohio Higher Educational Facility
Commission Revenue (Case Western
Reserve University Project)	5.250%	12/1/26 (14)	3,520	4,352
Ohio Higher Educational Facility
Commission Revenue (Case Western
Reserve University Project)	5.000%	12/1/27 (2)	2,115	2,156
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project) VRDO	0.080%	6/3/13 LOC	4,300	4,300
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project) VRDO	0.080%	6/3/13 LOC	1,450	1,450
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,472
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/29	3,500	3,984
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.250%	1/1/29	5,000	5,501
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	5,000	5,513
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.500%	1/1/43	1,460	1,572
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.050%	6/3/13	1,200	1,200
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,815	1,999
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/32	1,000	1,117
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/41	4,500	4,640
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/44	3,500	3,681
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	5.000%	10/1/33	5,000	5,064
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,135	2,538
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,140
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/31	2,830	3,185
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,259
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/43	3,000	3,280
2 Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)
TOB VRDO	0.120%	6/7/13 LOC	1,795	1,795

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	5/1/28	5,000	5,585
Ohio Highway Capital Improvements GO	5.000%	5/1/24	3,000	3,605
Ohio Highway Capital Improvements GO	5.000%	5/1/25	3,000	3,574
Ohio Highway Capital Improvements GO	5.000%	5/1/26	3,000	3,544
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/25	1,000	1,152
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/32	2,500	2,762
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/35	1,500	1,679
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/40	6,650	7,393
Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group)	5.500%	1/1/39	6,500	7,448
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	6.750%	1/15/15 (Prere.)	5,000	5,510
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/41	9,000	9,610
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.250%	1/15/46	14,800	15,337
Ohio Housing Finance Agency Residential
Mortgage Revenue	5.250%	9/1/28	680	705
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	2,805	2,942
Ohio Housing Finance Agency Single Family
Mortgage Revenue	4.000%	11/1/25	690	733
Ohio Infrastructure Improvement GO	5.000%	8/1/21	900	1,102
Ohio Major New State Infrastructure
Project Revenue	5.000%	12/15/24	4,000	4,759
Ohio State University General Receipts Revenue	5.250%	6/1/13 (Prere.)	2,455	2,455
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	300	345
Ohio State University General Receipts Revenue	5.000%	12/1/16	5,065	5,822
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	331
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	160	193
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	255	308
Ohio State University General Receipts Revenue	5.000%	12/1/19	1,440	1,702
Ohio State University General Receipts Revenue	5.000%	6/1/25	2,130	2,555
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,245	2,611
Ohio State University General Receipts Revenue	5.000%	12/1/28	610	694
Ohio State University General Receipts Revenue	5.000%	12/1/42	1,450	1,575
Ohio Turnpike Commission Turnpike Revenue	5.500%	2/15/24 (14)	5,000	6,219
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,388
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/27	2,000	2,466
1 Ohio University General Receipts Revenue	5.000%	12/1/33	1,000	1,117
1 Ohio University General Receipts Revenue	5.000%	12/1/36	2,490	2,749
1 Ohio University General Receipts Revenue	5.000%	12/1/39	2,500	2,737
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	6/1/16	3,000	3,307
Ohio Water Development Authority Fresh
Water Revenue	5.000%	12/1/19	2,115	2,577
Ohio Water Development Authority Fresh
Water Revenue	5.500%	6/1/23	1,225	1,577
Ohio Water Development Authority Fresh
Water Revenue	5.500%	12/1/23	1,115	1,445

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Water Development Authority Pollution
Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.070%	6/3/13 LOC	9,150	9,150
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/14 (Prere.)	520	544
3 Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/19	1,695	2,043
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.250%	6/1/20	3,180	3,925
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/21	5,135	6,484
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/22	1,505	1,917
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.500%	6/1/23	2,155	2,774
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/29	5,000	5,771
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/30	1,000	1,152
Olentangy OH Local School District GO	5.500%	6/1/13 (Prere.)	30	30
Olentangy OH Local School District GO	5.000%	6/1/16 (Prere.)	3,765	4,257
Olentangy OH Local School District School
Facilities Construction & Improvement GO	5.250%	6/1/14 (Prere.)	1,400	1,469
Olentangy OH Local School District School
Facilities Construction & Improvement GO	5.500%	6/1/14 (Prere.)	2,750	2,892
Richland County OH GO	5.400%	12/1/15 (2)	860	864
Rocky River OH City School District GO	5.375%	12/1/17	1,645	1,816
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/22	1,000	1,180
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	9,300	10,472
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/28	6,500	6,937
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/38	1,800	1,931
South-Western City OH School District GO	5.000%	12/1/36	1,700	1,901
Tallmadge OH City School District GO	5.000%	6/1/15 (Prere.)	1,550	1,690
Tallmadge OH City School District GO	5.000%	6/1/15 (Prere.)	1,480	1,615
Teays Valley OH Local School District GO	5.000%	12/1/27 (14)	3,040	3,293
Toledo OH City School District GO	5.000%	12/1/22	2,015	2,426
Toledo OH City School District GO	5.000%	12/1/23	1,085	1,285
Tri Valley OH Local School District GO	5.500%	12/1/16 (14)	1,255	1,387
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	2,090
University of Akron Ohio General
Receipts Revenue	5.000%	1/1/26 (4)	6,980	7,804
University of Akron Ohio General
Receipts Revenue	5.000%	1/1/29 (4)	2,000	2,200
University of Akron Ohio General
Receipts Revenue	5.000%	1/1/33 (4)	2,000	2,178
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/20	1,000	1,205
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/21	1,000	1,200
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/24	1,000	1,192

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/25	500	580
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/26	500	575
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/27	2,000	2,329
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/28 (14)	5,000	5,536
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/29	3,385	3,881
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/30	1,890	2,157
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/31	1,000	1,138
University of Toledo Ohio General
Receipts Revenue	5.000%	6/1/19	2,805	3,273
University of Toledo Ohio General
Receipts Revenue	5.000%	6/1/29	1,000	1,122
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/32	715	749
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/37	1,000	1,038
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/42	2,500	2,590
Woodridge OH School District GO	6.800%	12/1/14 (2)	655	684
Wright State University Ohio General Revenue	5.000%	5/1/26	2,030	2,289
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,291
				1,034,083
Puerto Rico (0.9%)
Puerto Rico GO	5.500%	7/1/20 (14)	1,600	1,695
Puerto Rico GO	5.500%	7/1/29	1,500	1,530
Puerto Rico Municipal Finance Agency GO	5.250%	8/1/20 (4)	2,500	2,509
Puerto Rico Public Finance Corp. Revenue	6.000%	8/1/26 (ETM)	305	419
Puerto Rico Sales Tax Financing Corp. Revenue	6.500%	8/1/44	2,500	2,838
				8,991
Virgin Islands (0.2%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/17	2,000	2,091
Total Tax-Exempt Municipal Bonds (Cost $990,548)				1,045,165
Other Assets and Liabilities (-0.9%)
Other Assets				18,142
Liabilities				(27,073)
				(8,931)
Net Assets (100%)
Applicable to 82,854,951 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,036,234
Net Asset Value Per Share				$12.51

Ohio Long-Term Tax-Exempt Fund

At May 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	979,439
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,205
Unrealized Appreciation (Depreciation)
Investment Securities	54,617
Futures Contracts	(27)
Net Assets	1,036,234

See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2013.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $10,890,000, representing 1.1% of net assets.
3 Securities with a value of $482,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Interest	19,189
Total Income	19,189
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative	672
Marketing and Distribution	109
Custodian Fees	9
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	831
Net Investment Income	18,358
Realized Net Gain (Loss)
Investment Securities Sold	4,490
Futures Contracts	(203)
Options on Futures Contracts	(5)
Realized Net Gain (Loss)	4,282
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(39,255)
Futures Contracts	(24)
Change in Unrealized Appreciation (Depreciation)	(39,279)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,639)

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,358	34,350
Realized Net Gain (Loss)	4,282	2,870
Change in Unrealized Appreciation (Depreciation)	(39,279)	63,276
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,639)	100,496
Distributions
Net Investment Income	(18,358)	(34,350)
Realized Capital Gain	(2,125)	—
Total Distributions	(20,483)	(34,350)
Capital Share Transactions
Issued	95,869	185,647
Issued in Lieu of Cash Distributions	14,081	23,190
Redeemed	(92,042)	(94,125)
Net Increase (Decrease) from Capital Share Transactions	17,908	114,712
Total Increase (Decrease)	(19,214)	180,858
Net Assets
Beginning of Period	1,055,448	874,590
End of Period	1,036,234	1,055,448

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.96	$12.09	$11.92	$11.93	$10.96	$11.88
Investment Operations
Net Investment Income	. 224	. 449	. 478	. 491	. 498	. 506
Net Realized and Unrealized Gain (Loss)
on Investments	(. 423)	. 870.191		(. 010)	. 970	(. 920)
Total from Investment Operations	(.199)	1.319	. 669	. 481	1.468	(. 414)
Distributions
Dividends from Net Investment Income	(. 224)	(. 449)	(. 478)	(. 491)	(. 498)	(. 506)
Distributions from Realized Capital Gains	(. 027)	—	(. 021)	—	—	—
Total Distributions	(. 251)	(. 449)	(. 499)	(. 491)	(. 498)	(. 506)
Net Asset Value, End of Period	$12.51	$12.96	$12.09	$11.92	$11.93	$10.96

Total Return[1]	-1.55%	11.08%	5.81%	4.06%	13.61%	-3.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,036	$1,055	$875	$944	$931	$782
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.17%	0.13%
Ratio of Net Investment Income to
Average Net Assets	3.54%	3.57%	4.06%	4.07%	4.29%	4.36%
Portfolio Turnover Rate	14%	15%	20%	24%	16%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2013, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended May 31, 2013, the fund’s average value of options written and options purchased represented 0% and less than 1% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at May 31, 2013.

Ohio Long-Term Tax-Exempt Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $130,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,045,165	—
Futures Contracts—Assets[1]	67	—	—
Futures Contracts—Liabilities[1]	(135)	—	—
Total	(68)	1,045,165	—
1 Represents variation margin on the last day of the reporting period.

Ohio Long-Term Tax-Exempt Fund

D. At May 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	437	56,469	(62)
30-Year U.S. Treasury Bond	September 2013	(124)	(17,364)	35

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $2,071,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2013, the cost of investment securities for tax purposes was $992,619,000. Net unrealized appreciation of investment securities for tax purposes was $52,546,000, consisting of unrealized gains of $56,077,000 on securities that had risen in value since their purchase and $3,531,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2013, the fund purchased $98,847,000 of investment securities and sold $68,926,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2013	November 30, 2012
	Shares	Shares
	(000)	(000)
Issued	7,533	14,789
Issued in Lieu of Cash Distributions	1,111	1,841
Redeemed	(7,242)	(7,515)
Net Increase (Decrease) in Shares Outstanding	1,402	9,115

H. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	11/30/2012	5/31/2013	Period
Based on Actual Fund Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,000.10	$0.75
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$984.53	$0.79
Based on Hypothetical 5% Yearly Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,024.18	$0.76
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,024.13	$0.81

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Ohio Tax-Exempt Money Market Fund, 0.15%; and for the Ohio Long-Term Tax-Exempt Fund, 0.16%. (The six-month expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index (as applicable) and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q962 072013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

VANGUARD OHIO TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.